EXHBIT 10.1

AMENDMENT OF EQUITY AWARD AGREEMENTS
KINDRED BIOSCIENCES, INC.
2016 EQUITY INCENTIVE PLAN
FOR EXECUTIVE OFFICERS
This Amendment of Equity Award Agreements (this “Amendment”) is made and entered into as of the date set forth on the signature page of this Amendment by and between Kindred Biosciences, Inc., a Delaware corporation (“KindredBio”), and the executive officer of KindredBio (the “Executive”) whose name is set forth on the signature page of this Amendment.
RECITALS
A.    KindredBio and the Executive have entered into an Amended and Restated Employment Agreement dated May 22, 2018 (as it may be amended from time to time, the “Employment Agreement”). Section 4(d) of the Employment Agreement states that “immediately prior to the consummation of a Corporate Transaction, if Executive’s employment hereunder has not terminated prior to the occurrence of the Corporate Transaction, all Equity previously granted to Executive by the Company shall vest in full and, if applicable, be immediately exercisable by Executive or his or her heirs.” Section 2(c) of the Employment Agreement defines “Equity” as “all stock options, restricted shares, restricted stock units, stock appreciation rights and other equity-based non-cash compensation awards granted by the Company to Executive.” Section 2(c) of the Employment Agreement defines a “Corporate Transaction” as including, among other transactions, a merger following which KindredBio is not the surviving corporation and a merger in which KindredBio is the surviving corporation but in which its outstanding shares of common stock are exchanged for other property, whether in the form of securities, cash, or other consideration.
B.    KindredBio maintains a 2016 Equity Incentive Plan (the “2016 Plan”) under which it has previously granted to the Executive (1) options to purchase shares of KindredBio’s common stock (the “Options”) upon the satisfaction of the vesting requirements described in one or more Stock Option Grant Notices and Option Agreements entered into by KindredBio and the Executive, (2) shares of common stock (the “Restricted Shares”) that are subject to vesting requirements described in one or more Restricted Stock Grant Notices and Restricted Stock Award Agreements entered into by KindredBio and the Executive, and (3) restricted stock units to be settled in shares of common stock (the “Restricted Stock Units”) that are subject to vesting requirements described in one or more Restricted Stock Unit Award Grant Notices and Restricted Stock Unit Award Agreements entered into by KindredBio and the Executive.
C.    The Grant Notices and Agreements described above in Recital B to which KindredBio and the Executive are parties and by which the Executive was awarded Options, Restricted Shares, and Restricted Stock Units under the 2016 Plan are referred to in this Amendment as the “Equity Award Agreements.” The signature page of this Amendment lists each Equity Award Agreement under the 2016 Plan to which the Executive is a party. The signature page of this Amendment also lists the number of shares of common stock that are the subject of each such Equity Award Agreement.

D.    Consistent with the Equity vesting provision in Section 4(d) of the Employment Agreement described above in Recital A, KindredBio and the Executive desire to amend each Equity Award Agreement by stating that, immediately prior to the consummation of a Corporate Transaction, all unvested Options, unvested Restricted Shares, and unvested Restricted Stock Units granted to the Executive under the 2016 Plan shall vest in full if the Executive’s employment with KindredBio has not terminated prior to the occurrence of the Corporate Transaction.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, KindredBio and the Executive hereby agree as follows:
1.    Vesting of Options, Restricted Shares, and Restricted Stock Units upon a Corporate Transaction. Each Equity Award Agreement hereby is amended to provide that, immediately prior to the consummation of a Corporate Transaction (as defined in Section 2(c) of the Employment Agreement), any and all unvested Options, unvested Restricted Shares, and unvested Restricted Stock Units granted to the Executive under the 2016 Plan and listed on the signature page of this Amendment shall vest in full and, with respect to Options, shall become exercisable by the Executive or his or her heirs, but such vesting shall occur only if the Executive’s employment with KindredBio has not terminated prior to the consummation of the Corporate Transaction. Furthermore, such Options held by the Executive shall terminate and shall no longer be exercisable if they are not exercised by the Executive at or prior to the effective time of the Corporate Transaction. KindredBio shall provide the Executive with prior notice of the Corporate Transaction in order to permit the Executive to exercise the Options that vest pursuant to this Section 1.
2.    Applicability of the Executive’s Employment Agreement.     In the event of any inconsistency between a provision contained in the Employment Agreement and a provision contained in any Equity Award Agreement, the provision that is more favorable to the Executive shall prevail.  Among other things, the Employment Agreement provides for accelerated vesting of the Executive’s unvested Options, unvested Restricted Shares, and unvested Restricted Stock Units following a termination of the Executive’s employment by KindredBio without Cause, by the Executive with Good Reason, by KindredBio within the twelve-month period following a Change in Control or if the Executive’s employment terminates as a result of Disability or death (as Cause, Good Reason, a Change in Control, and Disability are defined in the Employment Agreement), effective on the date of KindredBio’s receipt from the Executive of an executed separation agreement.
3.    No Other Changes to the Equity Award Agreements. Except as expressly amended by this Amendment, all of the provisions of the Equity Award Agreements shall remain in full force and effect. Furthermore, all of the provisions of the 2016 Plan (including, without limitation, Section 9(c) relating to Corporate Transactions) shall remain in full force and effect.
4.    Counterparts. This Amendment may be executed in two counterparts, including by facsimile, by e-mail in PDF format, or by other electronic means, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date set forth below.

DATE OF AMENDMENT: __________________

KINDRED BIOSCIENCES, INC.

Signature: _______________________________

Print Name: ______________________________

Title: ___________________________________

EXECUTIVE

Signature: ________________________________

Print Name: _______________________________

LIST OF EQUITY AWARD AGREEMENTS WITH THE EXECUTIVE UNDER THE 2016 EQUITY INCENTIVE PLAN (List Includes the Name and Date of Each Agreement and the Number of Shares Covered by Each Agreement)

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